AMERICAN AADVANTAGE FUNDS
                                 AMR Class

                    Supplement dated November 25, 1996
                   to the Prospectus dated March 1, 1996


1)   The last paragraph on page 27 should be replaced by:

    Hotchkis and Wiley, 800 West Sixth Street, Los Angeles, California, 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc. on November 12, 1996. Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, Growth and Income Portfolio and International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.

2) The Board has approved a change to the dividend policy of the Limited-Term Income Fund. Effective October 1, 1996, dividends from the Limited-Term Income Fund will be payable to shareholders of record as of the close of business on the day on which they are declared.

3) The AMR Trust Board has approved the addition of South Korea as an eligible country in which the International Equity Portfolio may invest.

4) The second complete paragraph on page 17 under "American AAdvantage Limited-Term Income Fund" is replaced by the following:

  Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

5) The first paragraph under "Fund Advisory Agreements" on page 24 is supplemented as follows:

  At meetings held on March 26, 1996, the shareholders of the Balanced, Growth and Income and International Equity Funds and the interest holders of their respective Portfolios approved the adoption of a new policy. This policy permits the Manager to enter into new or modified advisory agreements with existing or new investment advisers without approval of Trust Shareholders or AMR Trust interest holders, but subject to approval of the Board and the AMR Trust Board. On
  June 25, 1996, the Securities and Exchange Commission issued an exemptive order which permits the adoption of this policy, subject to compliance with certain conditions. Accordingly, the Manager intends to rely upon this policy in connection with future decisions to enter into new or modified advisory agreements with existing or new investment advisers.

6)The  applicable  disclosures  on  pages  26-29  are  supplemented   as
  follows:

  Brandywine Asset Management, Inc., ("Brandywine") and Boatmen's Trust Company ("Boatmen's") have been approved as additional advisers to the Balanced Portfolio and the Growth and Income Portfolio and Rowe Price-Fleming International, Inc. ("Fleming") has been approved as an additional adviser to the International Equity Fund. The Manager does not currently intend to allocate assets to Boatmen's or Fleming. Effective April 1, 1996, the Manager allocated the assets of the Balanced Portfolio and the Growth and Income Portfolio that were previously managed by Capital Guardian Trust Company to Brandywine and the other advisers to those Portfolios.

7)The fee schedule for Brandywine on page 26 is as follows:

  The Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of assets under its discretionary management; .225% of the next $100 million on all assets and .20% on all excess assets of these portfolios.